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                                                                 Exhibit 10.13.5
                                   AMENDMENT

                                       TO

                ALBERTSON'S, INC. EXECUTIVE PENSION MAKEUP PLAN


         WHEREAS, the Albertson's, Inc. Executive Pension Makeup Plan (the "Plan"), was originally established effective on June 1, 1988 and was amended November 27, 1989 to be effective January 1, 1990; and

         WHEREAS, Albertson's, Inc. desires to amend the Plan retroactively to January 1, 1990 to clarify certain provisions;

         NOW, THEREFORE, effective January 1, 1990, the plan is amended as follows:

         1. Section 2.01 of the Plan is amended and restated to read in its entirety as follows:

                 2.01 Eligibility to Participate. An Employee shall be eligible to participate in the Plan only if specified, either by name or by class of employees, by resolution of the Board of Directors of the Employer. Once an Employee becomes a Participant, the Employee shall remain a Participant until the earlier of the Participant's death or the complete distribution of the Participant's Accrued Benefit.

         2. Section 3.01 (a) of the Plan is amended to add a new sentence at the end thereof to read as follows:

         If an Officer Participant becomes a Non-Officer Participant or otherwise ceases to be in the eligible class of employees under
         Section 2.01 without retiring or terminating employment with the Employer, the Participant's benefit shall continue to accrue and be calculated pursuant to this Section 3.01(a).

         3. Section 3.01(b) of the Plan is amended to add a new sentence at the end thereof to read as follows:

         If a Non-Officer Participant ceases to be in the eligible class of employees under Section 2.01 without retiring or terminating employment with the Employer, the Participant's benefit shall continue to accrue and be calculated pursuant to this Section 3.01(b).
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         IN WITNESS WHEREOF, Albertson's, Inc. has caused this instrument to be executed by its officer, duly authorized by its Board of Directors, this 4th day of March, 1996.

                                     ALBERTSON'S, INC.



                                     By: THOMAS R. SALDIN
                                         ------------------------------
                                         Thomas R. Saldin

                                     Its: Executive Vice President,
                                          -----------------------------
                                          Administration and General
                                          Counsel

ATTEST:

KAYE L. O'RIORDAN
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Kaye L. O'Riordan
Corporate Secretary